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                                 EXHIBIT 23.2


                                 [LETTERHEAD]


                    CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated February 2, 1995, on the financial statements of Polaris Industries Inc. for the years ended December 31, 1994 and 1993, which report was included in the Polaris Industries Inc. 1995 Annual Report on Form 10-K.



                                                 /s/ McGLADREY & PULLEN, LLP

                                                     McGLADREY & PULLEN, LLP


Minneapolis, Minnesota
January 31, 1997